UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               September 30, 2002
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


    Delaware                      0-29279                       16-1550742
    --------                      -------                       ----------
 (State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         Choice One Communications Inc. received a Nasdaq Staff Determination on September 30, 2002 that the company does not comply with requirements for continued listing on the Nasdaq National Market or the Nasdaq SmallCap Market. Specifically, the company does not meet the minimum bid price, the minimum stockholders' equity or the market value of publicly held shares required by the Nasdaq National Market.

         The company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The company is considering various courses of action to regain compliance, but there can be no assurance that the company will prevail at the hearing and that the company's common stock will not be de-listed from the Nasdaq Market. Until the Panel issues a decision regarding the company's continued listing, the company's securities will remain listed on the Nasdaq National Market.

         Attached as Exhibit 99.1 is a press release issued by the Company dated October 4, 2002.

               CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         From time to time, the Company makes oral and written statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") or by the Securities and Exchange Commission ("SEC") in its rules, regulations, and releases. The words or phrases "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of the Company. The Company desires to take advantage of the "safe harbor" provisions in the Act for forward-looking statements made from time to time, including, but not limited to, the forward-looking information contained in this filing and in other filings with the SEC.

         The Company cautions readers that any such forward-looking statements made by or on behalf of the Company are based on management's current expectations and beliefs but are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Factors that could impact the Company include, but are not limited to:

o Compliance with covenants for borrowing under our bank credit facility;

o The availability of additional financing;

o Successful marketing of our services to current and new customers;

o The existence of strategic alliances, relationships and suitable acquisitions;

o Technological, regulatory or other developments in the Company's business;

o Shifts in market demand and other changes in the competitive telecommunications sector.

         These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, filed on April 1, 2002. You should consider all of our subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management's view only as of the dates we make them.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c )    Exhibits.

                  99.1 Press Release, dated October 4, 2002, announcing the Company requests a hearing before Nasdaq Listing Qualifications Panel.




                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHOICE ONE COMMUNICATIONS INC.

Dated: October 4, 2002            By:      /s/ Ajay Sabherwal
                                         -------------------------------------
                                  Name:    Ajay Sabherwal
                                  Title:   Executive Vice President,
                                           Finance and Chief
                                           Financial Officer